Subsequent Event	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
28.	SUBSEQUENT EVENT
In January 2026, the Board of Directors approved a long-term shareholder return plan. As part of the plan, the Company will return a total of US$400 million to shareholders in fiscal year 2026, with at least US$300 million distributed through quarterly dividends and the remainder via share repurchases from open markets.
To implement the shareholder return plan, the Board of Directors approved a new share repurchase program under which the Company may repurchase up to US$
50
million of ADSs during the remainder of fiscal year 2026 through open market transactions at prevailing market prices. The timing and conditions of the share repurchases will be subject to various factors, including market conditions and the requirements under Rule
10b-18
and Rule
10b5-1
of the Securities Exchange Act of 1934, as amended.
The Board of Directors also approved the cash dividend for the first quarter of 2026 in the amount of US$0.0042 per ordinary share, or US$0.0840 per ADS, totaling approximately US$87.5 million. The dividend will be paid on or around April 22, 2026, to holders of record of the ordinary shares at the close of business on April 8, 2026. For holders of the ADSs, cash dividends are expected to be paid through the depositary, Deutsche Bank Trust Company Americas, on or around April 22, 2026, subject to the terms of the deposit agreement, including the fees and expenses payable thereunder.
The Company’s board of directors will review the share repurchase program and quarterly cash dividend policy periodically, and may authorize adjustments to the size and terms of either to ensure that the total shareholder return value for fiscal year 2026 will be approximately US$400 million.